EXHIBIT 32

CERTIFICATION

PURSUANT TO 18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, R. Terry Phillips, President and Chief Executive Officer of United Security Bancshares, Inc., and Robert Steen, Vice President, Treasurer and Assistant Secretary, Chief Financial Officer and Principal Accounting Officer of United Security Bancshares, Inc., certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of United Security Bancshares, Inc. for the fiscal quarter ended March 31, 2011, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of United Security Bancshares, Inc.

/s/ R. Terry Phillips
R. Terry Phillips
President and Chief Executive Officer
May 23, 2011

/s/ Robert Steen
Robert Steen
Vice President, Treasurer and Assistant Secretary, Chief Financial Officer and Principal Accounting Officer
May 23, 2011